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                                                             Exhibit (2)(h)(iii)















                      Scudder RREEF Real Estate Fund, Inc.



                             Auction Preferred Stock


                            Par Value $0.01 per Share


                             UNDERWRITING AGREEMENT

















January 9, 2004




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                             UNDERWRITING AGREEMENT




                                                             January 9, 2004

UBS SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED

c/o UBS Securities LLC
   as Managing Representative
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:

     Scudder RREEF Real Estate Fund, Inc., a Maryland corporation (the "Fund"), proposes to issue and sell to the underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 800 additional preferred shares of the Fund, par value $0.01 per share, designated Series A Auction Preferred Shares of the Fund, and 800 additional preferred shares of the Fund, par value $0.01 per share, designated Series B Auction Preferred Shares of the Fund, each with a liquidation preference of $25,000 per share (the "New Preferred Shares"). The New Preferred Shares are described in the Prospectus which is referred to below.

     The Fund has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively called the "Act"), and with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Investment Company Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (File Nos. 333-110101 and 811-21172), including a prospectus and a statement of additional information, relating to the New Preferred Shares. The Fund has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (including a preliminary statement of additional information) (each thereof, including such preliminary statement of additional information, being herein called a "Preliminary Prospectus") relating to the New Preferred Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective (the "Effective Date"), including all documents filed as a part thereof or incorporated by reference therein, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 497 under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act is herein called the Registration Statement, and the prospectus (including the statement of additional information), in the form filed by the Fund with the Commission pursuant to Rule 497 under the Act or, if no such filing is required, the form of final prospectus (including the form of final statement of additional information) included in the Registration Statement at the time it became
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effective, is herein called the Prospectus. In addition, the Fund has filed a
Notification of Registration on Form N-8A (the "Notification") pursuant to
Section 8 of the Investment Company Act.

     Deutsche Asset Management, Inc. (the "Investment Manager") will act as the Fund's investment manager pursuant to an Investment Management Agreement by and between the Fund and the Investment Manager, dated as of October 28, 2002 (the "Investment Management Agreement"). RREEF America L.L.C. will act as the Fund's investment advisor (the "Investment Adviser") pursuant to an Investment Advisory Agreement by and between the Investment Manager and the Investment Adviser (the "Investment Adviser"), dated as of October 28, 2002 (the "Investment Advisory Agreement"). Scudder Fund Accounting Services Corporation, an affiliate of the Investment Manager (the "Accounting Agent"), will act as the Fund's accounting agent pursuant to a Fund Accounting Services Agreement by and between the Fund and the Accounting Agent dated as of October 28, 2002 (the "Accounting Services Agreement"). Deutsche Bank Trust Company Americas, an affiliate of the Investment Manager, will act as the custodian (the "Custodian") of the Fund's cash and portfolio assets pursuant to a Custody Agreement, dated as of October 28, 2002 (the "Custody Agreement"). Scudder Service Company will act as the Fund's transfer agent and dividend disbursing agent with respect to the common shares of the Fund (the "Transfer Agent") pursuant to a transfer agency agreement, dated as of October 28, 2002 (the "Transfer Agency Agreement"). Deutsche Bank Trust Company Americas will act as the Fund's auction agent (the "Auction Agent") for the New Preferred Shares pursuant to an Auction Agency Agreement by and between the Fund and the Auction Agent, dated as of January 15, 2003 (the "Auction Agency Agreement"). The Fund has entered into a Letter Agreement, dated as of January 15, 2003, with the Depository Trust Company (the "DTC Agreement"). The Investment Manager and UBS Securities LLC (the "Managing Representative") have entered into a Shareholder Servicing Agreement dated October 28, 2002 (the "Shareholder Servicing Agreement").

     The Fund, the Investment Manager, the Investment Adviser and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the warranties and representations and subject to the terms and conditions herein set forth, the Fund agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Fund the aggregate number of New Preferred Shares set forth opposite the name of such Underwriter in Schedule A attached hereto in each case at a purchase price of $24,750 per New Preferred Share. The Fund is advised that the Underwriters intend (i) to make a public offering of their respective portions of the New Preferred Shares as soon after the effective date of the Registration Statement as is advisable and (ii) initially to offer the New Preferred Shares upon the terms set forth in the Prospectus. The Underwriters may from time to time increase or decrease the public offering price after the initial public offering to such extent as they may determine.

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2.   Payment and Delivery. Payment of the purchase price for the New Preferred
     Shares shall be made by the Underwriters to the Fund by Federal Funds wire transfer, against delivery of the certificates for the New Preferred Shares to you through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time on the third business day following the date of this Underwriting Agreement (unless another date or time shall be agreed to by you and the Fund). The time at which such payment and delivery are actually made is hereinafter sometimes called the "Time of Purchase" or the "Closing Date."

          A certificate in definitive form representing the New Preferred Shares registered in the name of Cede & Co., as nominee for DTC, shall be delivered by or on behalf of the Fund to DTC for the account of the Underwriters. For the purpose of expediting the checking of the certificates for the New Preferred Shares by you, the Fund agrees to make such certificates available to you for such purpose at least one full business day preceding the Time of Purchase.

3. Representations and Warranties of the Fund and the Investment Manager. Each of the Fund and the Investment Manager jointly and severally represents and warrants to each Underwriter as follows:

     (a) On (A) the Effective Date and the date on which the Prospectus is first filed with the Commission pursuant to Rule 497(b), (h) or (j) under the Act, as the case may be, (B) the date on which any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or
          (y) the date on which the distribution of the New Preferred Shares is completed) became or becomes effective or any amendment or supplement to the Prospectus was or is filed with the Commission and (C) the Closing Dates, the Registration Statement, the Prospectus and any such amendment or supplement thereto and the Notification complied or will comply in all material respects with the requirements of the Act and the Investment Company Act, as the case may be. On the Effective Date and on the date that any post-effective amendment to the Registration Statement (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the New Preferred Shares is completed) became or becomes effective, neither the Registration Statement nor any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the statements in it not misleading. At the Effective Date and, if applicable, the date the Prospectus or any amendment or supplement to the Prospectus was or is filed with the Commission and at the Closing Dates, the Prospectus did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated in it or necessary to make the

                                       3
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          statements in it, in light of the circumstances under which they were made, not misleading. The foregoing representations in this Section 3(a) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by you expressly for use in the Registration Statement, the Prospectus, or any amendments or supplements thereto, as described in Section 9(f) hereof.

     (b) The Fund has been duly organized, is validly existing as a corporation in good standing under the laws of the State of Maryland, with full power and authority to conduct all the activities conducted by it, to own or lease all assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing would not have a material adverse effect on the Fund, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus, except where the failure to obtain such licenses, grants, consents, orders, approvals and other authorizations, either alone or in the aggregate, would not have a material adverse effect on the Fund. The Fund has no subsidiaries.

     (c) The capitalization of the Fund is as set forth in the Registration Statement and the Prospectus. The outstanding common shares of the Fund, par value $0.01 per share (the "Common Shares"), the outstanding preferred shares of the Fund, par value $0.01 per share (the "Preferred Shares"), and the New Preferred Shares conform in all material respects to the description of them in the Prospectus. All the outstanding Common Shares and Preferred Shares have been duly authorized and are validly issued, fully paid and nonassessable (except as described in the Registration Statement). The New Preferred Shares to be issued and delivered to and paid for by the Underwriters in accordance with this Underwriting Agreement against payment therefor as provided by this Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the New Preferred Shares.

     (d) The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company, and, subject to the filing of a final amendment to the Registration Statement (the "Final Amendment"), if not already filed, all action under the Act and the Investment Company Act, as the case may

                                       4
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          be, necessary to make the public offering and consummate the sale of the New Preferred Shares as provided in this Underwriting Agreement has or will have been taken by the Fund.

     (e) The Fund has, or at the relevant time had, full power and authority to enter into each of this Underwriting Agreement, the Investment Management Agreement, the Fund Accounting Services Agreement, the Custody Agreement, the Transfer Agency Agreement, the Auction Agency Agreement and the DTC Agreement (collectively, the "Fund Agreements") and to perform all of the terms and provisions hereof and thereof to be carried out by it and (i) each Fund Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Fund, (ii) each Fund Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act or the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively called the "Advisers Act"), as the case may be, and (iii) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable in accordance with its terms, (A) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (B) except as rights to indemnity thereunder may be limited by federal or state securities laws.

     (f) None of (i) the execution and delivery by the Fund of the Fund Agreements, (ii) the issuance and sale by the Fund of the New Preferred Shares as contemplated by this Underwriting Agreement and
          (iii) the performance by the Fund of its obligations under any of the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Articles of Incorporation or the By-laws of the Fund, the Articles Supplementary of the Fund adopted in connection with the issuance of the New Preferred Shares (the "Articles Supplementary") or any agreement or instrument to which the Fund is a party or by which the Fund is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Fund, other than state securities or "blue sky" laws applicable in connection with the purchase and distribution of the New Preferred Shares by the Underwriters pursuant to this Underwriting Agreement.

     (g) The Fund is not currently in breach of, or in default under, any written agreement or instrument to which it is a party or by which it or its property is bound or affected, except for such breaches or defaults that do not, either alone or in the aggregate, have a material adverse effect on the Fund.

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     (h)  No person has any right to the registration of any securities of the
          Fund because of the filing of the registration statement.

     (i) No consent, approval, authorization or order of any court or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as (i) have been obtained under the federal securities laws, and (ii) may be required by the American Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the New Preferred Shares by the Underwriters pursuant to this Underwriting Agreement.

     (j) To the best of our knowledge, PricewaterhouseCoopers LLP, whose report appears in the Prospectus, are independent public accountants with respect to the Fund as required by the Act and the Investment Company Act.

     (k) The statement of assets and liabilities included in the Registration Statement and the Prospectus presents fairly in all material respects, in accordance with generally accepted accounting principles in the United States applied on a consistent basis, the financial position of the Fund as of the date indicated.

     (l) The Fund will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets through an asset reconciliation procedure or otherwise at reasonable intervals and appropriate action is taken with respect to any differences.

     (m) Since the date as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (i) there has been no material adverse change in the condition, financial or otherwise, business affairs or business of the Fund, whether or not arising in the ordinary course of business, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business and (iii) there has been no dividend or distribution of any kind declared, paid or made on any class of its capital shares other than in the ordinary course of business.

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     (n)  There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending, or, to the knowledge of the Fund, threatened against or affecting the Fund, which (i) might result in any material adverse change in the condition, financial or otherwise, business affairs or business prospects of the Fund or might materially adversely affect the properties or assets of the Fund or (ii) is of a character required to be described in the Registration Statement or the Prospectus; and there are no contracts, franchises or other documents that are of a character required to be described in, or that are required to be filed as exhibits to, the Registration Statement that have not been described or filed as required.

     (o) The Fund intends to direct the investment of the proceeds of the offering of the New Preferred Shares in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     (p)  The Common Shares are listed on the American Stock Exchange.

     (q) The New Preferred Shares have been, or prior to the Closing Date will be, assigned ratings of "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Fitch Ratings ("Fitch").

     (r) The issuance of the New Preferred Shares shall not impair the ratings assigned by Moody's and Fitch to the outstanding Preferred Shares of the Fund.

     (s) No advertising, sales literature or other promotional materials (excluding road show slides or road show tapes) were authorized or prepared by or on behalf of the Fund or the Investment Manager or any representative thereof for use in connection with the public offering or sale of the New Preferred Shares (collectively referred to as the "sales materials").

4. Representations and Warranties of the Investment Manager. The Investment Manager represents to each Underwriter as follows:

     (a) The Investment Manager has been duly formed, is validly existing as a corporation under the laws of Delaware with full power and authority to perform its obligations under the Investment Manager Agreements (as defined below), and the Investment Manager is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified in order to perform its obligations under the Investment Manager Agreements, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on the Investment Manager's ability to perform its obligations under the Investment Manager Agreements; and the Investment Manager owns,

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          possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary in order to perform its obligations under the Investment Manager Agreements.

     (b) The Investment Manager is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment manager for the Fund as contemplated by the Investment Management Agreement, the Registration Statement and the Prospectus.

     (c) The Investment Manager has, or at the relevant time had, full power and authority to enter into each of this Underwriting Agreement, the Shareholder Servicing Agreement, the Investment Management Agreement and the Investment Advisory Agreement (collectively, this Underwriting Agreement, the Shareholder Servicing Agreement, the Investment Management Agreement and the Investment Advisory Agreement being referred to as the "Investment Manager Agreements") and to carry out all the terms and provisions hereof and thereof to be carried out by it; and each Investment Manager Agreement has been duly and validly authorized, executed and delivered by the Investment Manager; none of the Investment Manager Agreements violate in any material respect any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Manager Agreement constitutes a legal, valid and binding obligation of the Investment Manager, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

     (d) Neither (i) the execution and delivery by the Investment Manager of any Investment Manager Agreement nor (ii) the consummation by the Investment Manager of the transactions contemplated by, or the performance of its obligations under any Investment Manager Agreement conflicts or will conflict with, or results or will result in a breach of, the charter or by-laws of the Investment Manager or any agreement or instrument to which the Investment Manager is a party or by which the Investment Manager is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Manager except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Investment Manager's ability to perform its obligations under the Investment Manager Agreements.

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     (e)  No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by the Investment Manager on or prior to the Closing Date for the consummation of the transactions contemplated in, or the performance by the Investment Manager of its obligations under, any Investment Manager Agreement, as the case may be, except such as (i) have been obtained under the federal securities laws, and (ii) may be required by the American Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the New Preferred Shares by the Underwriters pursuant to this Underwriting Agreement.

     (f) The description of the Investment Manager and its business, and the statements attributed to the Investment Manager, in the Registration Statement and the Prospectus comply with the requirements of the Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (and, solely with respect to the Prospectus, in the light of the circumstances under which they were made).

     (g) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Manager, threatened against or affecting the Investment Manager of a nature required to be disclosed in the Registration Statement or Prospectus.

     (h) The Fund and the Investment Manager will not make any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof available by means of an Internet web site or similar electronic means.

     (i) The Investment Adviser has been duly formed, is validly existing as a limited liability company under the laws of Delaware with full power and authority to perform its obligations under the Investment Advisory Agreement, and the Investment Adviser is duly licensed and qualified to do business and in good standing in each jurisdiction in which it is required to be so qualified in order to perform its obligations under the Investment Advisory Agreement, except to the extent that failure to be so qualified or be in good standing would not have a material adverse effect on the Investment Adviser's ability to perform its obligations under the Investment Advisory Agreement; and the Investment Adviser owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary in order to perform its obligations under the Investment Advisory Agreement.

     (j) The Investment Adviser is (i) duly registered as an investment adviser under the Advisers Act and (ii) not prohibited by the Advisers Act or the Investment Company Act from acting as the investment adviser for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

     (k) The Investment Adviser has, or at the relevant time had, full power and authority to enter into the Investment Advisory Agreement and to carry out all the terms and provisions thereof to be carried out by it; and the Investment Advisory Agreement has been duly and validly authorized, executed and delivered by the Investment Adviser; the Investment Advisory Agreement does not violate in any material respect any of the applicable provisions of the Investment Company Act or the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, the Investment Advisory Agreement constitutes a legal, valid and binding obligation of the Investment Adviser, enforceable in accordance with its terms, (i) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) except as rights to indemnity thereunder may be limited by federal or state securities laws.

     (l) Neither (i) the execution and delivery by the Investment Adviser of the Investment Advisory Agreement nor (ii) the consummation by the Investment Adviser of the transactions contemplated by, or the performance of its obligations under the Investment Advisory Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational or operational documents of the Investment Adviser or any agreement or instrument to which the Investment Adviser is a party or by which the Investment Adviser is bound, or any law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Investment Adviser's ability to perform its obligations under the Investment Advisory Agreement.

     (m) No consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required to be obtained by the Investment Adviser on or prior to the Closing Date for the consummation of the transactions contemplated in, or the performance by the Investment Adviser of its obligations under, the Investment Advisory Agreement except such as (i) have been obtained under the federal securities laws, and (ii) may be required by the American Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the New Preferred Shares by the Underwriters pursuant to this Underwriting Agreement.

     (n) The description of the Investment Adviser and its business, and the statements attributed to the Investment Adviser, in the Registration Statement and the Prospectus comply with the requirements of the Act and the Investment Company Act and do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading (and, solely with respect to the Prospectus, in the light of the circumstances under which they were made).

     (o) There is no action, suit or proceeding before or by any court, commission, regulatory body, administrative agency or other governmental agency or body, foreign or domestic, now pending or, to the knowledge of the Investment Manager after due and appropriate inquiry, threatened against or affecting the Investment Adviser of a nature required to be disclosed in the Registration Statement or Prospectus.

     (p) The Investment Adviser will not make any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof available by means of an Internet web site or similar electronic means.

5.   Agreements of the Parties.

     (a) If the registration statement relating to the New Preferred Shares has not yet become effective, the Fund will promptly file the Final Amendment, if not previously filed, with the Commission, and will use its best efforts to cause such registration statement to become effective and, as soon as the Fund is advised, will advise the Managing Representative when the Registration Statement or any amendment thereto has become effective. If the Registration Statement has become effective and the Prospectus contained therein omits certain information at the time of effectiveness pursuant to Rule 430A under the Act, the Fund will file a 430A Prospectus pursuant to Rule 497(h) under the Act as promptly as practicable, but no later than the second business day following the earlier of the date of the determination of the offering price of the New Preferred Shares or the date the Prospectus is first used after the Effective Date. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus pursuant to Rule 497(b) or (j) under the Act as promptly as practicable, but no later than the fifth business day following the date of the later of the Effective Date or the commencement of the public offering of the New Preferred Shares after the Effective Date. In either case, the Fund will provide you satisfactory evidence of the filing. The Fund will not file with the Commission any Prospectus or any other amendment (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which distribution of the New Preferred Shares is completed) or supplement to the Registration Statement or the Prospectus unless a copy has first been submitted to the Managing Representative a reasonable time before its filing and the Managing Representative has not objected to it in writing within a reasonable time after receiving the copy.

     (b) For the period of three years from the date hereof, the Fund will advise the Managing Representative promptly (1) of the issuance by the Commission of any order in respect of the Fund or the Investment Manager or which relates to the offering of the New Preferred Shares,
          (2) of the initiation or threatening of any proceedings for, or receipt by the Fund of any notice with respect to, the suspension of the qualification of the New Preferred Shares for sale in any jurisdiction or the issuance of any order by the Commission suspending the effectiveness of the Registration Statement, (3) of receipt by the Fund, or any representative or attorney of the Fund, of any other communication from the Commission relating in any material way to the Fund, the Registration Statement, the Notification, any Preliminary Prospectus, the Prospectus or to the transactions contemplated by this Underwriting Agreement and (4) the issuance by any court, regulatory body, administrative agency or other governmental agency or body, whether foreign or domestic, of any order, ruling or decree, or the threat to initiate any proceedings with respect thereto, regarding the offering of the New Preferred Shares by the Fund. The Fund will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement and, if any such order is issued, to obtain its lifting as soon as possible.

     (c) If not delivered prior to the date of this Underwriting Agreement, the Fund will deliver to the Managing Representative, without charge, a signed copy of the registration statement and the Notification and of any amendments (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the New Preferred Shares is completed) to either the Registration Statement or the Notification (including all exhibits filed with any such document) and as many conformed copies of the registration statement and any amendments thereto (except any post-effective amendment which is filed with the Commission after the later of (x) one year from the date of this Underwriting Agreement or (y) the date on which the distribution of the New Preferred Shares is completed) (excluding exhibits) as the Managing Representative may reasonably request.

     (d) During such period as a prospectus is required by law to be delivered by an underwriter or a dealer, the Fund will deliver, without charge, to you, the Underwriters and any dealers, at such office or offices as you may designate, as many copies of the Prospectus as you may reasonably request, and, if any event occurs during such period as a result of which it is necessary to amend or supplement the Prospectus, in order to make the statements therein, in light of the circumstances existing when such Prospectus is delivered to a purchaser of New Preferred Shares, not misleading in any material respect, or if during such period it is necessary to amend or supplement the Prospectus to comply with the Act or the Investment Company Act, the Fund promptly will prepare, submit to the Managing Representative, file with the Commission and deliver, without charge, to the Underwriters and to dealers (whose names and addresses the Managing Representative will furnish to the Fund) to whom New Preferred Shares may have been sold by the Underwriters, and to other dealers on request, amendments or supplements to the Prospectus so that the statements in such Prospectus, as so amended or supplemented, will not, in light of the circumstances existing when such Prospectus is delivered to a purchaser, be misleading in any material respect and will comply with the Act and the Investment Company Act. Delivery by the Underwriters of any such amendments or supplements to the Prospectus will not constitute a waiver of any of the conditions in Section 6 hereof.

     (e) The Fund will make generally available to holders of the Fund's securities, as soon as practicable but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the Effective Date falls, an earnings statement, if applicable, satisfying the provisions of Section 11(a) of the Act and, at the option of the Fund, Rule 158 under the Act.

     (f) The Fund will take such actions as the Managing Representative reasonably requests in order to qualify the New Preferred Shares for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Managing Representative reasonably designates; provided that the Fund shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

     (g) The Fund will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Fund's counsel and accountants in connection with the registration of the New Preferred Shares and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or reproducing this Underwriting Agreement and any other documents in connection with the offering, purchase, sale and delivery of the New Preferred Shares (including advertising expenses of the Underwriters, if any); (iii) the cost of preparing share certificates; (iv) the expenses (including, but not limited to, travel, hotels and other accommodations) incurred by the Fund's directors, officers, employees and other personnel in connection with meetings held with registered brokers in connection with the offering of the New Preferred Shares, the preparing to market and the marketing of the New Preferred Shares; (v) any fees charged by securities rating services for rating the New Preferred Shares; (vi) the fees and expenses of the DTC and its nominee, the Custodian and the Auction Agent; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for.

     (h) If the transactions contemplated by this Underwriting Agreement are not consummated, except as otherwise provided herein, no party will be under any liability to any other party, except that (i) if this Underwriting Agreement is terminated by (A) the Fund or the Investment Manager pursuant to any of the provisions hereof (otherwise than pursuant to Section 8 hereof) or (B) by you or the Underwriters because of any inability, failure or refusal on the part of the Fund or the Investment Manager to comply with any material terms of this Agreement or because any of the conditions in Section 6 are not satisfied, the Investment Manager or an affiliate and the Fund, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees, disbursements and other charges of their counsel) reasonably incurred by them in connection with the proposed purchase and sale of the New Preferred Shares and (ii) no Underwriter who has failed or refused to purchase the New Preferred Shares agreed to be purchased by it under this Underwriting Agreement, in breach of its obligations pursuant to this Underwriting Agreement, will be relieved of liability to the Fund and the Investment Manager and the other Underwriters for damages occasioned by its default.

     (i) Without the prior written consent of the Managing Representative, the Fund will not offer, sell or register with the Commission, or announce an offering of, any equity securities of the Fund, within 180 days after the Effective Date, except for the New Preferred Shares as described in the Prospectus and any issuances of Common Shares pursuant to the dividend reinvestment plan established by the Fund.

     (j) The Fund will direct the investment of the net proceeds of the offering of the New Preferred Shares in such a manner as to comply with the investment objective and policies of the Fund as described in the Prospectus.

6. Conditions of the Underwriters' Obligations. The obligations of the Underwriters to purchase the New Preferred Shares are subject to the accuracy on the date of this Underwriting Agreement, and on each of the Closing Dates, of the representations of the Fund and the Investment Manager in this Underwriting Agreement, to the accuracy and completeness of all statements made by the Fund, the Investment Manager or any of their respective officers in any certificate delivered to the Managing Representative or its counsel pursuant to this Underwriting Agreement, to performance by the Fund and the Investment Manager of their respective obligations under this Underwriting Agreement and to each of the following additional conditions:

     (a) The registration statement must have become effective by 5:30 p.m., New York City time, on the date of this Underwriting Agreement or such later date and time as the Managing Representative consents to in writing. The Prospectus must have been filed in accordance with Rule 497(b), (h) or (j), as the case may be, under the Act.

     (b) No order suspending the effectiveness of the Registration Statement may be in effect and no proceedings for such purpose may be pending before or, to the knowledge of counsel to the Underwriters, threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) must be complied with or waived to the reasonable satisfaction of the Managing Representative.

     (c) Since the dates as of which information is given in the Registration Statement and the Prospectus, (i) there must not have been any material change in the number of outstanding Common Shares, outstanding Preferred Shares, New Preferred Shares or liabilities of the Fund except as set forth in or contemplated by the Prospectus (provided that a change in the Fund's net asset value, liabilities or portfolio securities in the exercise of its normal investment operations shall not be deemed to be a material adverse change); (ii) there must not have been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund or the Investment Manager, whether or not arising from transactions in the ordinary course of business as set forth in or contemplated by the Prospectus (provided that a change in the Fund's net asset value, liabilities or portfolio securities in the exercise of its normal investment operations shall not be deemed to be a material adverse change); (iii) the Fund must not have sustained any material interference with its business from any court or from legislative or other governmental action, order or decree, whether foreign or domestic, or from any other occurrence not described in the Registration Statement and Prospectus; and (iv) there must not have occurred any event that makes untrue or incorrect in any material respect any statement or information contained in the Registration Statement or Prospectus or that is not reflected in the Registration Statement or Prospectus but should be reflected therein in order to make the statements or information therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading in any material respect; if, in the judgment of the Managing Representative, any such development referred to in clause
          (i), (ii), (iii) or (iv) of this paragraph (c) makes it impracticable or inadvisable to consummate the sale and delivery of the New Preferred Shares pursuant to this Underwriting Agreement by the Underwriters, at the initial public offering price of the New Preferred Shares.

     (d) The Managing Representative must have received on the Closing Date a certificate, dated such date, of the President or a Vice-President and the chief financial or accounting officer of each of the Fund and the Investment Manager certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus, and this Underwriting Agreement, (ii) the representations of the Fund (with respect to the certificates from such Fund officers) and the representations of the Investment Manager (with respect to the certificates from such officers of the Investment Manager) in this Underwriting Agreement are accurate on and as of the date of the certificate, (iii) there has not been any material adverse change in the general affairs, prospects, management, business, financial condition or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Investment Manager (with respect to the certificates from such officers of the Investment Manager), which change would materially and adversely affect the ability of the Fund or the Investment Manager, as the case may be, to fulfill its obligations under this Underwriting Agreement or the Investment Management Agreement, whether or not arising from transactions in the ordinary course of business, (iv) with respect to the Fund only, to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the New Preferred Shares has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, (v) to the knowledge of the officers of the Investment Manager, after reasonable investigation, no order having a material adverse effect on the ability of the Investment Manager to fulfill its obligations under this Underwriting Agreement or the Investment Management Agreement, as the case may be, has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any other regulatory body, whether foreign or domestic, and (vi) each of the Fund (with respect to the certificates from such Fund officers) and the Investment Manager (with respect to the certificates from such officers of the Investment Manager) has performed all of its respective agreements that this Underwriting Agreement requires it to perform by the Closing Date (to the extent not waived in writing by the Managing Representative).

     (e) You must receive on the Closing Date the opinions dated such Closing Date substantially in the form of Schedules B, C and D to this Underwriting Agreement from the counsel identified in each such Schedules.

     (f) You must receive on the Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP an opinion dated such Closing Date with respect to the Fund, the New Preferred Shares, the Registration Statement and the Prospectus, this Underwriting Agreement and the form and sufficiency of all proceedings taken in connection with the sale and delivery of the New Preferred Shares. Such opinion and proceedings shall fulfill the requirements of this Section 6(f) only if such opinion and proceedings are satisfactory in all respects to the Managing Representative. The Fund and the Investment Manager must have furnished to such counsel such documents as counsel may reasonably request for the purpose of enabling them to render such opinion.

     (g) The Managing Representative must receive on the date this Underwriting Agreement is signed and delivered by you a signed letter, dated such date, substantially in the form of Schedule E to this Underwriting Agreement from the firm of accountants designated in such Schedule. The Managing Representative also must receive on the Closing Date a signed letter from such accountants, dated as of such Closing Date, confirming on the basis of a review in accordance with the procedures set forth in their earlier letter that nothing has come to their attention during the period from a date not more than five business days before the date of this Underwriting Agreement, specified in the letter, to a date not more than five business days before such Closing Date, that would require any change in their letter referred to in the foregoing sentence.

     (h) The New Preferred Shares shall have been accorded ratings of "Aaa" by Moody's and "AAA" by Fitch and letters to such effect, dated on or before the Closing Date, shall have been delivered to the Managing Representative.

     (i) The issuance of the New Preferred Shares shall not impair the ratings assigned by Moody's and Fitch to the outstanding Preferred Shares, and letters to such effect, dated on or before the Closing Date, shall have been delivered to the Managing Representative.

     (j) As of the Closing Date, and assuming the receipt of the net proceeds from the sale of the New Preferred Shares, the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount (each as defined in the Prospectus) each will be met.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Underwriting Agreement will comply only if they are in form and scope reasonably satisfactory to counsel for the Underwriters, provided that any such documents, forms of which are annexed hereto, shall be deemed satisfactory to such counsel if substantially in such form.

7. Termination. This Underwriting Agreement may be terminated by the Managing Representative by notifying the Fund at any time:

     (a) before the later of the effectiveness of the Registration Statement and the time when any of the New Preferred Shares are first generally offered pursuant to this Underwriting Agreement by the Managing Representative to dealers by letter or telegram;

     (b) at or before the Closing Date if, in the sole judgment of the Managing Representative, payment for and delivery of any New Preferred Shares is rendered impracticable or inadvisable because (i) trading in the equity securities of the Fund is suspended by the Commission or by the principal exchange that lists the Common Shares, (ii) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over-the-counter market, (iii) additional material governmental restrictions, not in force on the date of this Underwriting Agreement, have been imposed upon trading in securities or trading has been suspended on any U.S. securities exchange, (iv) a general banking moratorium has been established by U.S. federal or New York authorities or (v) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Managing Representative, impracticable or inadvisable to market the New Preferred Shares on the terms and in the manner contemplated by the Prospectus; or

     (c)  at or before the Closing Date, if any of the conditions specified in
          Section 6 have not been fulfilled when and as required by this Underwriting Agreement.

8. Substitution of Underwriters. If one or more of the Underwriters fails (other than for a reason sufficient to justify the termination of this Underwriting Agreement) to purchase on the Closing Date the New Preferred Shares agreed to be purchased on the Closing Date by such Underwriter or Underwriters, the Managing Representative may find one or more substitute underwriters to purchase such New Preferred Shares or make such other arrangements as the Managing Representative deems advisable, or one or more of the remaining Underwriters may agree to purchase such New Preferred Shares in such proportions as may be approved by the Managing Representative, in each case upon the terms set forth in this Underwriting Agreement. If no such arrangements have been made within 36 hours after the Closing Date, and

     (a) the number of New Preferred Shares to be purchased by the defaulting Underwriters on the Closing Date does not exceed 10% of the New Preferred Shares that the Underwriters are obligated to purchase on the Closing Date, each of the nondefaulting Underwriters will be obligated to purchase such New Preferred Shares on the terms set forth in this Underwriting Agreement in proportion to their respective obligations under this Underwriting Agreement, or

     (b) the number of New Preferred Shares to be purchased by the defaulting Underwriters on the Closing Date exceeds 10% of the New Preferred Shares to be purchased by all the Underwriters on the Closing Date, the Fund will be entitled to an additional period of 24 hours within which to find one or more substitute underwriters reasonably satisfactory to the Managing Representative to purchase such New Preferred Shares on the terms set forth in this Underwriting Agreement.

          In any such case, either the Managing Representative or the Fund will have the right to postpone the Closing Date for not more than five business days in order that necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or the Prospectus) may be effected by the Managing Representative and the Fund. If the number of New Preferred Shares to be purchased on the Closing Date by such defaulting Underwriter or Underwriters exceeds 10% of the New Preferred Shares that the Underwriters are obligated to purchase on the Closing Date, and none of the nondefaulting Underwriters or the Fund makes arrangements pursuant to this Section within the period stated for the purchase of the New Preferred Shares that the defaulting Underwriters agreed to purchase, this Underwriting Agreement will terminate without liability on the part of any nondefaulting Underwriter, the Fund or the Investment Manager, except as provided in Sections 5(h) and 9 hereof. This Section will not affect the liability of any defaulting Underwriter to the Fund or the nondefaulting Underwriters arising out of such default. A substitute underwriter will become a Underwriter for all purposes of this Underwriting Agreement.

9.   Indemnity and Contribution.

     (a) Each of the Fund, the Investment Manager and the Investment Adviser, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus (the term "Prospectus" for the purpose of this Section 9 being deemed to include any Preliminary Prospectus, any sales materials prepared or authorized by the Fund, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of any Underwriter through you to the Fund or the Investment Manager expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, provided, however, that the indemnity agreement contained in this subsection (a) with respect to any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, damage, expense, liability or claim purchased the New Preferred Shares which is the subject thereof if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus to such person at or prior to the written confirmation of the sale of such New Preferred Shares to such person, unless the failure is the result of noncompliance by the Fund with Section 5(d) hereof.

               If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Fund, the Investment Manager or the Investment Adviser pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Fund, the Investment Manager or the Investment Adviser, as the case may be, in writing of the institution of such Proceeding and the Fund, the Investment Manager or the Investment Adviser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund, the Investment Manager or the Investment Adviser shall not relieve the Fund, the Investment Manager or the Investment Adviser from any liability which the Fund, the Investment Manager or the Investment Adviser may have to any Underwriter or any such person or otherwise and, unless and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Fund, the Investment Manager or the Investment Adviser, as the case may be, in connection with the defense of such Proceeding or the Fund, the Investment Manager or the Investment Adviser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Fund, the Investment Manager or the Investment Adviser (in which case the Fund, the Investment Manager or the Investment Adviser, as the case may be, shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Fund, the Investment Manager or the Investment Adviser, as the case may be, and paid as incurred (it being understood, however, that the Fund, the Investment Manager or the Investment Adviser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). None of the Fund, the Investment Manager or the Investment Adviser shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund, the Investment Manager or the Investment Adviser, as the case may be, the Fund, the Investment Manager or the Investment Adviser, as the case may be, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Fund, the Investment Manager and the Investment Adviser, any of their partners, directors and officers, and any person who controls the Fund, the Investment Manager or the Investment Adviser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Fund, the Investment Manager or the Investment Adviser or any such person may incur under the Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Fund, the Investment Manager or the Investment Adviser expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

               If any Proceeding is brought against the Fund, the Investment Manager or the Investment Adviser, or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Fund, the Investment Manager or the Investment Adviser or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Fund, the Investment Manager or the Investment Adviser, or any such person or otherwise. The Fund, the Investment Manager or the Investment Adviser, or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Manager or the Investment Adviser, or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Fund, the Investment Manager or the Investment Adviser and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund, the Investment Manager and the Investment Adviser on the one hand and the Underwriters on the other hand from the offering of the New Preferred Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund, the Investment Manager and the Investment Adviser on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund, the Investment Manager or the Investment Adviser on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Fund and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the New Preferred Shares. The relative fault of the Fund, the Investment Manager and the Investment Adviser on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund, the Investment Manager or the Investment Adviser or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

     (d) The Fund, the Investment Manager and the Investment Adviser and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the fees and commissions received by such Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

     (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Fund and the Investment Manager contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Fund, the Investment Manager or the Investment Adviser, any of their partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Fund, the Investment Manager or the Investment Adviser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the New Preferred Shares. The Fund, the Investment Manager or the Investment Adviser and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund, the Investment Manager and the Investment Adviser, against any of the Fund's, the Investment Manager's or the Investment Adviser's officers or directors in connection with the issuance and sale of the New Preferred Shares, or in connection with the Registration Statement or Prospectus.

     (f) The Fund, the Investment Manager and the Investment Adviser each acknowledge that the statements with respect to (1) the public offering of the New Preferred Shares as set forth on the cover page of and (2) the statements relating to selling concessions and reallowances of selling concessions and with respect to discretionary accounts under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing to the Fund by the Representatives on behalf of the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

     (g) Notwithstanding any other provisions in this Section 9, no party shall be entitled to indemnification or contribution under this Underwriting Agreement against any loss, claim, liability, expense or damage arising by reason of such person's willful misfeasance, bad faith, gross negligence, or by reason of such party's reckless disregard of its obligations and duties under this Agreement.

10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, NY 10171-0026, Attention:
     Syndicate Department and, if to the Fund or the Investment Manager, shall be sufficient in all respects if delivered or sent to the Fund or the Investment Manager, as the case may be, at the offices of the Fund or the Investment Manager at 280 Park Avenue, New York, New York 10017, Attention: President and if delivered or sent to the Investment Adviser at the offices of the Investment Adviser at 875 North Michigan Avenue, Chicago, Illinois 60611, Attention: President.

11. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

12. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Fund consents to the jurisdiction of such courts and personal service with respect thereto. The Fund hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS Securities LLC or any indemnified party. Each of UBS Securities LLC, the Fund (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) and the Investment Manager (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Fund, the Investment Manager and the Investment Adviser agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Fund, the Investment Manager or the Investment Adviser, as the case may be, and may be enforced in any other courts in the jurisdiction of which the Fund, the Investment Manager or the Investment Adviser, as the case may be, is or may be subject, by suit upon such judgment.

13. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Fund, the Investment Manager and the Investment Adviser and to the extent provided in Section 9 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

15. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Fund, the Investment Manager or the Investment Adviser, and any successor or assign of any substantial portion of the Fund's, the Investment Manager's, the Investment Adviser's or any of the Underwriters' respective businesses and/or assets.

     If the foregoing correctly sets forth the understanding among the Fund and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Fund, the Investment Manager, the Investment Adviser and the Underwriters, severally.

                                        Very truly yours,

                                        SCUDDER RREEF REAL ESTATE FUND, INC.

                                        /s/ Brenda Lyons
                                        --------------------------
                                        By: Brenda Lyons
                                        Title: President

                                        DEUTSCHE ASSET MANAGEMENT, INC.

                                        /s/ Daniel O. Hirsh
                                        --------------------------
                                        By: Daniel O. Hirsh
                                        Title: Vice President

                                        RREEF AMERICA L.L.C.

                                        /s/ Robert J. Cook
                                        --------------------------
                                        By: Robert J. Cook
                                        Title: Partner

Accepted and agreed to as of the
date first above written, on
behalf of themselves and
the other several Underwriters
named in Schedule A

UBS SECURITIES LLC

/s/ Todd A. Reit
--------------------------
By: Todd A. Reit
Title: Executive Director

/s/ John A. Key
-------------------------

By: John A. Key
Title: Director

                                   SCHEDULE A

                                                       Number of
                                                   New Preferred Shares
Name                                                 to be Purchased
----                                                 ---------------

UBS Securities LLC                                          800
Merrill Lynch, Pierce, Fenner & Smith
      Incorporated                                          800
                                                           -----
Total                                                     1,600

                                   SCHEDULE B

                               FORM OF OPINION OF
                   WILLKIE FARR & GALLAGHER REGARDING THE FUND

i. The Registration Statement and all post-effective amendments, if any, are effective under the Act and no stop order with respect thereto has been issued and no proceeding for that purpose has been instituted or, to the best of our knowledge, is threatened by the Commission. Any filing of the Prospectus or any supplements thereto required under Rule 497 under the Act prior to the date hereof have been made in the manner and within the time required by such rule.

ii. The Fund has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power to conduct all the activities conducted by it, to own or lease all assets owned (or to be owned) or leased (or to be leased) by it and to conduct its business, all as described in the Registration Statement and Prospectus, and the Fund is duly licensed and qualified to do business and in good standing in each jurisdiction in which its ownership or leasing of property or its conducting of business requires such qualification, except where the failure to be so qualified or be in good standing, either alone or in the aggregate, would not have a material adverse effect on the Fund, and the Fund owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations, whether foreign or domestic, necessary to carry on its business as contemplated in the Prospectus, except where the failure to obtain such licenses, permits, consents, orders, approvals and other authorizations, either alone or in the aggregate, would not have a material adverse effect on the Fund. The Fund has no subsidiaries.

iii. The number of authorized shares of Common Shares of the Fund is as set forth in the Registration Statement and the Prospectus under the caption "Description of Common Shares." The Common Shares of the Fund conform in all material respects to the description of them in the Prospectus under the caption "Description of Common Shares." All the outstanding Common Shares have been duly authorized and are validly issued, fully paid and nonassessable. The number of authorized shares of Shares of the Fund is as set forth in the Registration Statement and the Prospectus under the caption "Description of Preferred Shares." The Shares of the Fund conform in all material respects to the description of them in the Prospectus under the caption "Description of Preferred Shares." The Shares to be issued and delivered to and paid for by the Underwriters in accordance with the Underwriting Agreement against payment therefor as provided by the Underwriting Agreement have been duly authorized and when issued and delivered to the Underwriters as so provided will have been validly issued and will be fully paid and nonassessable (except as described in the Registration Statement). No person is entitled to any preemptive or other similar rights with respect to the Shares under the charter or by-laws of the Fund or the Maryland General Corporation law or, to counsel's knowledge, otherwise.

iv. The Fund is duly registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company and all action under the Act and the Investment Company Act, as the case may be, necessary to make the public offering and consummate the sale of the Shares as provided in the Underwriting Agreement has or will have been taken by the Fund.

v. The Fund has full corporate power to enter into each of the Underwriting Agreement, the Investment Management Agreement, the Custody Agreement, the Fund Accounting Services Agreement, the Transfer Agency Agreement, the Auction Agency Agreement and the DTC Agreement (collectively, the "Fund Agreements") and to perform all of the terms and provisions thereof to be carried out by it and (A) each Fund Agreement has been duly and validly authorized, executed and delivered by the Fund, (B) each Fund Agreement complies in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act, as the case may be, and (C) assuming due authorization, execution and delivery by the other parties thereto, each Fund Agreement constitutes the legal, valid and binding obligation of the Fund enforceable against the Fund in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

vi. None of (A) the execution and delivery by the Fund of the Fund Agreements, (B) the issue and sale by the Fund of the Shares as contemplated by the Underwriting Agreement and (C) the performance by the Fund of its obligations under the Fund Agreements or consummation by the Fund of the other transactions contemplated by the Fund Agreements conflicts with or will conflict with, or results or will result in a breach of, the Articles of Incorporation, the Articles Supplementary or the By-laws of the Fund or any agreement or instrument to which the Fund is a party or by which the Fund is bound that is filed as an exhibit to the Registration Statement, or any law, rule or regulation which in our experience is normally applicable to transactions of the type contemplated by the Underwriting Agreement, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Fund and known to counsel, except that we express no opinion as to the securities or "blue sky" laws applicable in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vii. No consent, approval, authorization or order of any court (to counsel's knowledge) or governmental agency or body or securities exchange or association, whether foreign or domestic, is required by the Fund for the consummation by the Fund of the transactions to be performed by the Fund or the performance by the Fund of all the terms and provisions to be performed by or on behalf of it in each case as contemplated in the Fund Agreements, except such as
(A) have been obtained under the federal securities laws and (B) may be required by the American Stock Exchange or under state securities or "blue sky" laws in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

viii. We do not know of any legal or governmental proceeding pending or threatened against the Fund.

ix. The Fund does not require any tax or other rulings to enable it to qualify as a regulated investment company under Subchapter M of the Code.

x. The section in the Prospectus entitled "Taxation" and the section in the Statement of Additional Information entitled "Taxation " is a fair summary of the principal United States federal income tax rules currently in effect applicable to the Fund and to the purchase, ownership and disposition of the Shares.

xi. The Registration Statement (except the financial statements and schedules including the notes and schedules thereto, and other financial or accounting data included therein or omitted therefrom, as to which we express no view), at the time it became effective, and the Prospectus (except as aforesaid), as of the date thereof, complied as to form in all material respects to the requirements of the Act and the Investment Company Act.

     While we have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus, except to the limited extent set forth in paragraph (x) above, in the course of our review of the contents of the Registration Statement and the Prospectus with certain officers and employees of the Fund and the Fund's independent accountants, no facts have come to our attention that cause us to believe that the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the
Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).

                                   SCHEDULE C

                       FORM OF OPINION OF INTERNAL COUNSEL
                    REGARDING DEUTSCHE ASSET MANAGEMENT, INC.


i. Deutsche Asset Management, Inc. (the "Investment Manager") has been duly formed and is validly existing as a corporation under the laws of its jurisdiction of incorporation with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Underwriting Agreement, the Shareholder Servicing Agreement, the Investment Management Agreement and the Investment Advisory Agreement.

ii. The Investment Manager is duly registered as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act or the Investment Company Act from acting as investment manager for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

iii. The Investment Manager has, or at the relevant time had, full power and authority to enter into each of the Underwriting Agreement, the Investment Management Agreement, the Investment Advisory Agreement and the Shareholder Servicing Agreement (collectively, the "Investment Manager Agreements") and to carry out all the terms and provisions thereof to be carried out by it, and each such agreement has been duly and validly authorized, executed and delivered by the Investment Manager; each Investment Manager Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, each Investment Manager Agreement constitutes a legal, valid and binding obligation of the Investment Manager, enforceable against the Investment Manager in accordance with its terms, (1) subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or at law) and (2) except as rights to indemnity thereunder may be limited by federal or state securities laws.

iv. Neither (A) the execution and delivery by the Investment Manager of any Investment Manager Agreement nor (B) the consummation by the Investment Manager of the transactions contemplated by, or the performance of its obligations under any Investment Manager Agreement conflicts or will conflict with, or results or will result in a breach of, the charter or by-laws of the Investment Manager or any agreement or instrument to which the Investment Manager is a party or by which the Investment Manager is bound, or any federal or Delaware law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, specifically naming the Investment Manager and known to counsel, except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Investment Manager's ability to perform its obligations under the Investment Manager Agreements.

v. To my knowledge, no consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Manager of its obligations under, any Investment Manager Agreement, except (i) such as have been obtained under the federal securities laws and (ii) may be required by the American Stock Exchange or under state securities or "blue sky" laws, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement.

vii. To my knowledge, there is no legal or governmental proceeding pending or threatened against the Investment Manager that is either (i) required to be described in the Registration Statement or Prospectus that is not already described or (ii) which would, under Section 9 of the Investment Company Act, make the Investment Manager ineligible to act as the Fund's investment manager.

     I have not checked the accuracy and completeness of or otherwise verified, and are not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus. No facts have come to my attention that cause me to believe that the description of the Investment Manager and its business, and the statements attributable to the Investment Manager, in the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that I express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the description of the Investment Manager and its business, and the statements attributable to the Investment Manager, in the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that I express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).

                                   SCHEDULE D

                       FORM OF OPINION OF INTERNAL COUNSEL
                         REGARDING RREEF AMERICA, L.L.C.

     I am internal general counsel to RREEF America L.L.C. (the "Investment Advisor"). This opinion letter is limited solely to matters relating to the Investment Advisor, and not its control persons or affiliates, and to its agreement relating to investment advisory services (the "Investment Advisory Agreement") to the Scudder RREEF Real Estate Fund, Inc. (the "Fund"). Except as otherwise noted, capitalized terms shall have the same meaning as in the Underwriting Agreement, dated as of the date hereof, relating to the Fund.

     This opinion letter shall be governed by, and interpreted in accordance with, the Legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). Consequently, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this opinion letter should be read in conjunction therewith. I am a member of the bar of the State of Illinois, and law covered by the opinions expressed herein is limited to the Federal Law of the United States and the Law of the State of Illinois.

     Subject to each of the qualifications, exceptions, definitions, limitations set forth in this opinion letter and the Accord, it is my opinion that:

     i. The Investment Advisor has been duly formed and is validly existing as a limited liability company under the laws of its jurisdiction of organization with full power and authority to own or lease all of the assets owned or leased by it and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under the Investment Advisory Agreement.

     ii. The Investment Advisor is duly registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Adviser Act"), and is not prohibited by the Advisers Act or the Investment Company Act of 1940, as amended (the "Investment Company Act"), from acting as investment advisor for the Fund as contemplated by the Investment Advisory Agreement, the Registration Statement and the Prospectus.

     iii. The Investment Advisor has full power and authority to enter into the Investment Advisory Agreement and to carry out all the terms and provisions thereof to be carried out by it, and such agreement has been duly and validly authorized, executed and delivered by the Investment Advisor; the Investment Advisory Agreement complies in all material respects with all provisions of the Investment Company Act and the Advisers Act; and assuming due authorization, execution and delivery by the other parties thereto, the Investment Advisory Agreement constitutes a legal, valid and binding obligation of the Investment Advisor, enforceable against the Investment Advisor in accordance with its terms, subject to the enforceability limitations stated in paragraph A of this opinion letter.


     iv. Neither (A) the execution and delivery by the Investment Advisor of the Investment Advisory Agreement nor (B) the consummation by the Investment Advisor of the transactions contemplated by, or the performance of its obligations under the Investment Advisory Agreement conflicts or will conflict with, or results or will result in a breach of, the organizational or operational documents of the Investment Adviser or, to my knowledge, any agreement or instrument to which the Investment Adviser is a party or by which the Investment Adviser is bound, or any federal law, rule or regulation, or order of any court, governmental instrumentality, securities exchange or association or arbitrator, whether foreign or domestic, applicable to the Investment Adviser, except in each case for such conflicts or breaches which do not, either alone or in the aggregate, have a material adverse effect on the Investment Adviser's ability to perform its obligations under the Investment Advisory Agreement.

     v. To my knowledge, in connection with the purchase and distribution of the Shares by the Underwriters pursuant to the Underwriting Agreement, no consent, approval, authorization or order of any court, governmental agency or body or securities exchange or association, whether foreign or domestic, is required for the consummation of the transactions contemplated in, or the performance by the Investment Advisor of its obligations under, the Investment Advisory Agreement, except such as may be required (i) under the federal securities laws,
          (ii) by the American Stock Exchange, or (iii) under state securities or "blue sky" laws.

     vii. To my knowledge, there is no legal or governmental proceeding pending or threatened against the Investment Advisor that is either (i) required to be described in the Registration Statement or Prospectus that is not already described or (ii) would, under Section 9 of the Investment Company Act, make the Investment Advisor ineligible to act as the Fund's investment advisor.

     I have not checked the accuracy and completeness of or otherwise verified, and am not passing upon and assume no responsibility for the accuracy or completeness of, the statements contained in the Registration Statement or the Prospectus. No facts have come to my attention that cause me to believe that the description of the Investment Advisor and its business, and the statements attributable to the Investment Advisor, in the Registration Statement, at the time it became effective (but after giving effect to any changes incorporated pursuant to Rule 430A under the Act), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein), or that the description of the

Investment Advisor and its business, and the statements attributable to the Investment Advisor, in the Prospectus, as of the date it was filed with the Commission pursuant to Rule 497 under the Act and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that we express no such view with respect to the financial statements, including notes and schedules thereto, or any other financial or accounting data included therein).

     I have made such investigation and examined such documents, entity records, instruments, public records and matters of law as I have deemed necessary or advisable for the purposes of this opinion. In addition, I have assumed (i) the genuineness of the signatures of persons signing all documents in connection with which this opinion is rendered, (ii) the authenticity of all documents submitted to me as originals, (iii) conformity to authenticated original documents of all documents submitted to me as certified, conformed, photocopied or facsimile copies, (iv) the accuracy of the representations and warranties in documents as to factual matters, and (v) the due authorization, execution and delivery of any agreements or documents discussed in this opinion.

     The foregoing opinions are further limited and qualified as follows:

     A. The opinions on enforceability are subject to limitations resulting from the effects of (i) bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, arrangement and assignment for the benefit of creditors laws and similar laws or judicially developed doctrines; (ii) general principles of equity, whether applied by a court of law or equity; and (iii) other generally applicable rules of law which limit or affect the enforcement of contracts which purport to waive obligations of good faith, fair dealing, diligence or reasonableness, or which limit liability or require indemnification for actions or inactions.

     B. I disclaim any opinion as to (i) the validity or enforceability of any liability limitation provisions of any documents and (ii) any provisions relating to choice of governing law, which choice may depend upon factual circumstances and the laws of other jurisdictions.

     The opinions expressed herein are expressed as of the date first indicated above without any undertaking to amend or supplement this opinion letter to take into account or inform you of any changes in law or fact of which we become aware after the date hereof.

     This opinion letter may be relied upon by you only in connection with the transactions discussed herein and may not be used or relied upon by you or any other person for any purpose whatsoever except to the extent authorized in the Accord, and may not be disclosed, quoted, published or otherwise circulated, without in each instance our prior written consent.

                                   SCHEDULE E

                           FORM OF ACCOUNTANT'S LETTER



[         ], 2004

The Board of Directors of
Scudder RREEF Real Estate Fund, Inc.
280 Park Avenue
New York, New York 10017

UBS Securities LLC
299 Park Avenue
New York, New York 10171
  as Managing Representative of the Underwriters

Ladies and Gentlemen:

     We have audited the statement of assets and liabilities of Scudder RREEF Real Estate Fund, Inc. (the "Fund") as of [ ], 2004 included in the Registration Statement on Form N-2 filed by the Fund under the Securities Act of 1933 (the "Act") (File No. 333-______) and under the Investment Company Act of 1940 (the "1940 Act") (File No. 811-______); such statement and our report with respect to such statement are included in the Registration Statement.

In connection with the Registration Statement:

          1. We are independent public accountants with respect to the Fund within the meaning of the Act and the applicable rules and regulations thereunder.

          2. In our opinion, the statement of assets and liabilities included in the Registration Statement and audited by us complies as to form in all respects with the applicable accounting requirements of the Act, the 1940 Act and the respective rules and regulations thereunder.

          3. For purposes of this letter we have read the minutes of all meetings of the Shareholders, the Board of Directors and all Committees of the Board of Directors of the Fund as set forth in the minute books at the offices of the Fund, officials of the Fund having advised us that the minutes of all such meetings through ________ , 2004, were set forth therein.

          4. Fund officials have advised us that no financial statements as of any date subsequent to ________, 2004, are available. We have made inquiries of certain officials of the Fund who have responsibility for financial and accounting matters regarding whether there was any change at ________, 2004, in the capital shares or net assets of the Fund as compared with amounts shown in the ________, 2004, statement of assets and liabilities included in the Registration Statement, except for changes that the Registration Statement discloses have occurred or may occur. On the basis of our inquiries and our reading of the minutes as described in Paragraph 3, nothing came to our attention that caused us to believe that there were any such changes.

     The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

     This letter is solely for the information of the addressees and to assist the underwriters in conducting and documenting their investigation of the affairs of the Fund in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including but not limited to the registration, purchase or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or in any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.


                                        Very Truly Yours,



                                       E-2